Exhibit 10.1

First Amendment To Amended And Restated Revolving
Credit and Term Loan Agreement

This FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “First Amendment”) is entered into as of August 7, 2007, among:  Centerline Holding Company (f/k/a CharterMac) and Centerline Capital Group Inc. (f/k/a Charter Mac Corporation) (collectively, the “Borrowers”); those Persons listed as Guarantors on Schedule 1 hereto (each, a “Guarantor,” and, collectively, the “Guarantors”); those Lenders constituting the Required Lenders, each as set forth on a counterpart signature page hereto, substantially in the form of Schedule 2 hereto (the “Required Lenders”); and Bank of America, N.A., as Swingline Lender, Issuing Bank and Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

Reference is made to the following facts that constitute the background of this First Amendment:

A.           The parties hereto, among others, have entered into that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of August 24, 2006 (as further amended and/or restated from time to time, the “Loan Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Loan Agreement;

B.           The Borrowers have requested that the Administrative Agent and the Required Lenders amend certain financial covenants contained in the Loan Agreement and make certain other changes to the Loan Agreement ; and

C.           The Administrative Agent and the Required Lenders, in accordance with the terms of Section 23.1 of the Loan Agreement, are willing to grant such requests, solely upon the terms and conditions set forth in this First Amendment.

NOW, THEREFORE, in consideration of the foregoing recitals and of the representations, warranties, covenants and conditions set forth herein and in the Loan Agreement, and for other valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.        The Loan Agreement is hereby amended as follows:

Section 1.1.     Amendment to parties to Loan Agreement.  As of February 9, 2007, the names of certain of the entities that are parties to, or mentioned in, the Loan Agreement, are hereby replaced with the new names for such entities that appear next to such names in Schedule 3, attached hereto.

Section 1.2.     Amendment to Definition of CAD.  The definition of “CAD” in Section 1.1 of the Loan Agreement is hereby amended by adding the following sentence at the end of such definition:

“For each four Fiscal Quarter period ending on or before June 30, 2008, there shall be added to CAD (solely to the extent any such addition has not already been reflected in the calculation of CAD as set forth in CHC’s Filings for such four Fiscal Quarter Period) an amount equal to the principal amount of Supplemental Loans reflected in CHC’s Filings as having become, or otherwise determined by CHC (in accordance with its past practices) to have become, impaired between January 1, 2007 through September 30, 2007, but solely to the extent that such Supplemental Loans remain impaired for such four Fiscal Quarter period.”

Section 1.3.    Amendment to Definition of 4.4% Convertible CRA Shares.  The definition of “4.4% Convertible CRA Shares” in Section 1.1 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“4.4% Convertible CRA Shares.  CHC’s 4.4% Convertible Community Reinvestment Act Preferred Shares described in CHC’s Filings as filed with the SEC from time to time, and any and all shares of capital stock of CHC with similar characteristics and terms, including, without limitation, such shares that possess different dividend rates.”

Section 1.4.   Addition of Definition of Supplemental Loans.  Section 1.1 of the Loan Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:

“Supplemental Loans.  Loans made, from time to time, by CHC or an Affiliate thereof to Persons engaged in the construction or rehabilitation of multi-family affordable housing projects intended to qualify for federal low income housing tax credits pursuant to Section 42 of the Code for construction or other operating costs, so long as one of the following applies to each of such projects:  (i) CHC or an Affiliate thereof has sponsored the syndication of the low income housing tax credit equity associated with such project; or (ii) the returns to investors in the low income housing tax credit equity associated with such project have been guaranteed and such guaranty is directly or indirectly supported by the assets of CHC or an Affiliate thereof.”

Section 1.5.     Amendment to Section 2.5.  Section 2.5 of the Loan Agreement is hereby amended by replacing the phrase “on no more than two occasions” with the phrase “on no more than three occasions,” and in furtherance of such amendment, following the date of this First Amendment, the Borrowers shall have the right to exercise up to two more times the Accordion Option pursuant to which they may increase the Total Credit Amount by an additional $75,000,000, and the Borrowers’ rights to exercise the Accordion Option for a second or third time under Section 2.5 of the Loan Agreement shall expire on the second anniversary of the Loan Agreement.

Section 1.6.     Amendment to Section 10.6.  Section 10.6 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“10.6    Distributions Prior to Default.  CHC shall make no Distributions so as to cause the aggregate Distributions made by CHC, during the one year period ending on the date of the most recent Distribution, to exceed CHC’s CAD for the four Fiscal

Quarter periods most recently ended, except that such aggregate Distributions may be less than or equal to the percentages set forth below during the time periods set forth below:

Measurement Period:	Percentage of CAD:
the four Fiscal Quarter period ending on September 30, 2007	135%
the four Fiscal Quarter periods ending on December 31, 2007 and March 31, 2008	115%
the four Fiscal Quarter period ending on June 30, 2008	105%

 provided, however, that portions of the Distributions in an aggregate amount of $51,500,000 in excess of CAD made by CHC on or before July 3, 2007 in connection with CHC’s equity buy back program described in CHC’s filings as of the date hereof may be disregarded for each of the four Fiscal Quarter periods ending on or before September 30, 2008, but only to the extent that such portions were actually made during such four Fiscal Quarter period.  The Borrowers and the Guarantors hereby covenant and agree that they shall not make, permit or suffer any further buy backs of CHC’s equity until after September 30, 2008; and, from and after October 1, 2008, such buy backs may be made solely in accordance with the terms of, and to the extent permitted by, the Loan Agreement and the other Loan Documents.”

Section 1.7.    Amendment to Section 10.15.  Section 10.15 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“10.15  Adjusted CAD to Fixed Charges Ratio.  CHC shall maintain a ratio of Adjusted CAD to Fixed Charges as follows for the following periods:

Measurement Period:	Adjusted CAD to Fixed Charges Ratio:
the four Fiscal Quarter period ending on September 30, 2007	equal to or greater than 2.00 to 1.00
the four Fiscal Quarter periods ending on December 31, 2007 and March 31, 2008	equal to or greater than 2.25 to 1.00
each four Fiscal Quarter period ending on or after June 30, 2008	equal to or greater than 2.75 to 1.00”

Section 1.8.   Amendment to Section 10.16.  Section 10.16 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“10.16.  Minimum CAD.  CHC shall maintain CAD as follows for the following periods:

Measurement Period:	CAD:
the four Fiscal Quarter period ending on September 30, 2007	equal to or greater than $75,000,000
the four Fiscal Quarter periods ending on December 31, 2007 and March 31, 2008	equal to or greater than $90,000,000
the four Fiscal Quarter period ending on June 30, 2008	equal to or greater than $105,000,000
the four Fiscal Quarter periods ending on September 30, 2008, December 31, 2008 and March 31, 2009	equal to or greater than $110,000,000
each four Fiscal Quarter period ending thereafter	equal to or greater than $120,000,000”

Section 1.9.    Amendment to Section 10.17.  Section 10.17 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“10.17.  Funded Debt to Adjusted CAD Ratio.  CHC shall maintain a ratio of Funded Debt to Adjusted CAD as follows:

Measurement Period:	Funded Debt to Adjusted CAD Ratio:
the four Fiscal Quarter period ending on June 30, 2007	equal to or less than 4.25 to 1.00
the four Fiscal Quarter period ending on September 30, 2007	equal to or less than 5.75 to 1.00
the four Fiscal Quarter period ending on December 31, 2007	equal to or less than 4.75 to 1.00
the four Fiscal Quarter period ending on March 31, 2008	equal to or less than 4.25 to 1.00
each four Fiscal Quarter period ending on or after June 30, 2008	equal to or less than 4.00 to 1.00”

Section 1.10.    Amendment to Schedule 10.3.1.  Item #1 from Schedule 10.3.1 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

              “1.  CMCC Mortgage Warehouse Line.”

Section 1.11.   Amendment to Schedule 8.5.4.  Schedule 8.5.4 of the Loan Agreement is hereby amended by adding a new Item #7 in the correct numerical position, which shall read as follows:

“7. CHC may issue, from time to time, additional shares of CHC common stock or any additional number of 4.4% Convertible CRA Shares, which are convertible into additional shares of CHC common stock.

Section 2.  Equity Buy Backs Prior to September 30, 2008.  Notwithstanding Section 1.6 of this First Amendment, in the event that CHC duly delivers to the Administrative Agent a Compliance Certificate with respect to any Fiscal Quarter ending on or after September 30, 2007 evidencing full compliance with Sections 10.14 through 10.17 of the Loan Agreement as in effect prior to the date hereof, and provided that there is not then outstanding any Default, then, from and after the delivery of such Compliance Certificate, Sections 1.6 through 1.9 of this First Amendment shall be of no force or effect and Sections 10.14 through 10.17 of the Loan Agreement, as in effect prior to the date hereof, shall be reinstated and shall be fully binding upon the Borrowers and Guarantors as if Sections 1.6 through 1.9 of this First Amendment had not been set forth herein, and Section 10.6 of the Loan Agreement shall be further amended by deleting it in its entirety and replacing it with the following:

"10.6  Distributions Prior to Default.  CHC shall make no distributions so as to cause the aggregate Distributions made by CHC, during the one year period ending on the date of the most recent Distribution, to exceed CHC’s CAD for the four consecutive Fiscal Quarter period most recently ended; provided, however, that portions of the Distributions in an aggregate amount of $51,500,000 in excess of CAD made by CHC on or before July 3, 2007 in connection with CHC’s equity buy back program described in CHC’s filings as of the date hereof may be disregarded for each of the four Fiscal Quarter periods ending on or before September 30, 2008, but only to the extent that such portions were actually made during such four Fiscal Quarter period.”

Section 3.   Acknowledgement, Consent or Waiver.  The Required Lenders, to the extent applicable, hereby acknowledge or consent to the following, and waive any Default otherwise arising out of the following:

Section 3.1.   The term “Permitted Businesses” as defined in, and/or for purposes of, Section 10.12 of the Loan Agreement shall include CHC’s origination and acquisition of corporate loans in the primary and secondary markets, both on balance sheet and in fund format, with the anticipated use of so-called collateralized loan obligation (“CLO”) securitizations and other facilities to lever CHC’s portfolio of such corporate loans.

Section 4.    Commitment Fee.  In consideration of the execution and delivery of this Amendment, the Borrowers agree to pay a commitment fee to the Administrative Agent on the date hereof, for the ratable benefit of each Required Lender that agrees to the terms of this

Amendment by executing a signature page substantially in the form of Schedule 2 hereto on or before August 7, 2007, in the amount of 0.075% of each such Required Lenders’ Commitment, which shall be deemed fully-earned and non-refundable simultaneously with the execution and delivery of this Amendment (the “Commitment Fee”).  The Commitment Fee shall be remitted by the Agent to the Required Lenders (including itself as a Required Lender) in accordance with their respective Commitment Percentages.

Section 5.   Representations and Warranties.  The Borrowers and Guarantors, jointly and severally, represent and warrant to the Lenders, the Swingline Lender, the Issuing Bank and the Administrative Agent as of the date of this First Amendment that, assuming the due execution and delivery of this First Amendment: (a) no Default is in existence from and after, or will result from, the execution and delivery of this First Amendment, or the consummation of any transactions contemplated hereby; (b) each of the representations and warranties of the Borrowers and the Guarantors in the Loan Agreement and the other Loan Documents is true and correct in all material respects on the effective date of this First Amendment (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited to such time or event); and (c) this First Amendment and the Loan Agreement are legal, valid and binding agreements of the Borrowers and the Guarantors and are enforceable against them in accordance with their terms.

Section 6.   Ratification.  Except as hereby amended or waived, the Loan Agreement, all other Loan Documents and each provision thereof are hereby ratified and confirmed in every respect and shall continue in full force and effect, and this First Amendment shall not be, and shall not be deemed to be, a waiver of any Default or of any covenant, term or provision of the Loan Agreement or the other Loan Documents.  In furtherance of the foregoing ratification, by executing this First Amendment in the spaces provided below, each of the Guarantors, on a joint and several basis, hereby absolutely and unconditionally (a) reaffirms its obligations under the Guaranties, and (b) absolutely and unconditionally consents to (i) the execution and delivery by the Borrowers of this First Amendment, (ii) the continued implementation and consummation of arrangements and transactions contemplated by the Loan Agreement (including, without limitation, as amended or waived hereby) and the other Loan Documents, and (iii) the performance and observance by each Borrower and each Guarantor of all of its respective agreements, covenants, duties and obligations under the Loan Agreement (including, without limitation, as amended or waived hereby) and the other Loan Documents.

Section 7.    Conditions Precedent.  The agreements set forth in this First Amendment are conditional and this First Amendment shall not be effective until receipt by the Administrative Agent of a fully-executed counterpart original of this First Amendment.

Section 8.    Counterparts.  This First Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures on each counterpart were upon the same instrument.

Section 9.    First Amendment as Credit Document.  Each party hereto agrees and acknowledges that this First Amendment constitutes a “Loan Document” under and as defined in the Loan Agreement.

Section 10.   GOVERNING LAW.  THIS FIRST AMENDMENT SHALL BE DEEMED TO CONSTITUTE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, INCLUDING ARTICLE 5 OF THE UCC, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES).

Section 11.   Successors and Assigns.  This First Amendment shall be binding upon each of the Borrowers, the Guarantors, the Lenders, the Swingline Lender, the Issuing Bank, the Administrative Agent, the Agents and their respective successors and assigns, and shall inure to the benefit of each such Person and their permitted successors and assigns.

Section 12.   Headings.  Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

Section 13.   Expenses.  Each Borrower jointly and severally agrees to promptly reimburse the Administrative Agent and the Arrangers for all expenses, including, without limitation, reasonable fees and expenses of outside legal counsel, such Person has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this First Amendment and all other instruments, documents and agreements executed and delivered in connection with this First Amendment.

Section 14.   Integration.  This First Amendment contains the entire understanding of the parties hereto and with any other Lenders and parties to the Loan Agreement with regard to the subject matter contained herein.  This First Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this First Amendment, all of which have become merged and finally integrated into this First Amendment.  Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this First Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this First Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

Section 15.    No Course of Dealing.  The Administrative Agent, the Agents and the Required Lenders have entered into this First Amendment on the express understanding with each Borrower and Guarantor that in entering into this First Amendment the Administrative Agent, the Agents and the Lenders are not establishing any course of dealing with the Borrowers or the Guarantors.  The Administrative Agent’s, the Agents’ and the Lenders’ rights to require strict performance with all of the terms and conditions of the Loan Agreement and the other Loan Documents shall not in any way be impaired by the execution of this First Amendment.  None of the Administrative Agent, the Agents or the Lenders shall be  obligated in any manner to execute any further amendments or waivers and, if such waivers amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to them, the Administrative Agent, the Agents and the Lenders may require the payment of fees in connection therewith.

Each of the Borrowers and the Guarantors agrees that none of the ratifications and reaffirmations set forth herein, nor the Administrative Agent’s, the Agents’ nor any Lender’s solicitation of such ratifications and reaffirmations, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrowers or the Guarantors with respect to any subsequent modification, consent or waiver with respect to the Loan Agreement or any other Loan Document.

Section 16.   Jury Trial Waiver.  THE BORROWERS, GUARANTORS, ADMINISTRATIVE AGENT, AGENTS AND LENDERS BY ACCEPTANCE OF THIS FIRST AMENDMENT MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS FIRST AMENDMENT, THE LOAN AGREEMENT, OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF ANY AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, ARISING OUT OF TORT, CONTRACT OR ANY OTHER LAW, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed by their duly authorized officers or representatives, all as of the date first above written.

BORROWERS:	CENTERLINE HOLDING COMPANY

	By:	/s/ Robert L. Levy
Name: Robert L. Levy
Title: Chief Financial Officer

CENTERLINE CAPITAL GROUP INC.

By:	/s/ Robert L. Levy
Name: Robert L. Levy
Title: Vice President

(Signatures continued on next page)

S-Borrowers
Signature page to First Amendment to Amended and Restated Revolving Credit and Term Loan Agreement

GUARANTORS:	CENTERLINE CAPITAL COMPANY LLC

	By:	/s/ Robert L. Levy
Name: Robert L. Levy
Title: Secretary

CENTERLINE AFFORDABLE HOUSING ADVISORS LLC

By:	/s/ Marc D. Schnitzer
Name: Marc D. Schnitzer
Title: Chief Executive Officer

CENTERLINE/AC INVESTORS LLC

By:	/s/ Marc D. Schnitzer
Name: Marc D. Schnitzer
Title: Chief Executive Officer

CENTERLINE HOLDING TRUST

By:	/s/ Marc D. Schnitzer
Name: Marc D. Schnitzer
Title: Chief Executive Officer

CENTERLINE HOLDING TRUST II

By:	/s/ Marc D. Schnitzer
Name: Marc D. Schnitzer
Title: Managing Trustee

CENTERLINE INVESTORS I LLC

By:	/s/ Marc D. Schnitzer
Name: Marc D. Schnitzer
Title:

(Signatures continued on next page)

S-Guarantors
Signature page to First Amendment to Amended and Restated Revolving Credit and Term Loan Agreement

GUARANTORS (CONT.):	CENTERLINE REIT INC.

	By:	/s/ James L. Duggins
Name: James L. Duggins
Title: Chief Executive Officer

CENTERLINE SERVICING INC.

By:	/s/ Paul Smith
Name: Paul Smith
Title: President & COO

CENTERLINE FINANCE CORPORATION

By:	/s/ Paul Smith
Name: Paul Smith
Title: President & COO

(Signatures continued on next page)

S-Guarantors
Signature page to First Amendment to Amended and Restated Revolving Credit and Term Loan Agreement

ADMINISTRATIVE AGENT, SWINGLINE LENDER and ISSUING BANK:
BANK OF AMERICA, N.A.

By:
Name:
Title:

S-Administrative Agent/Swingline Lender/Issuing Bank
Signature page to First Amendment to Amended and Restated Revolving Credit and Term Loan Agreement

Schedule 1

Guarantors

Centerline Capital Company LLC (f/k/a CharterMac Capital Company, LLC)
Centerline Affordable Housing Advisors LLC (f/k/a CharterMac Capital LLC)
Centerline/AC Investors LLC (f/k/a CM ARCap Investors LLC)
Centerline Holding Trust (f/k/a CM Holding Trust)
Centerline Holding Trust II (f/k/a CM Holding Trust II)
Centerline Investors I LLC (f/k/a ARCap Investors, L.L.C.)
Centerline REIT Inc. (f/k/a ARCap REIT, Inc.)
Centerline Servicing Inc. (f/k/a ARCap Servicing, Inc.)
Centerline Finance Corporation (f/k/a ARCap Finance Corporation)

Schedule 2

Form of Signature Page for Lenders included in Required Lenders for purposes of approving FIRST AMENDMENT  TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of the FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, and the consummation of the transactions contemplated thereby,

[Name of Lender]

Date	By:
Name:
Title:

Representing _____% of all Term Loans outstanding, all Revolving Exposure, unused Revolving Loan Commitments and unused Term Loan Commitments

Schedule 3

Entities  Renamed as of February 9, 2007

Name	New Name

CharterMac	Centerline Holding Company
Charter Mac Corporation	Centerline Capital Group Inc.
CharterMac Capital Company, LLC	Centerline Capital Company LLC
CharterMac Capital LLC	Centerline Affordable Housing Advisors LLC
CM ARCap Investors LLC	Centerline/AC Investors LLC
CM Holding Trust	Centerline Holding Trust
CM Holding Trust II	Centerline Holding Trust II
ARCap Investors, L.L.C.	Centerline Investors I LLC
ARCap REIT, Inc.	Centerline REIT Inc.
ARCap Servicing, Inc.	Centerline Servicing Inc
ARCap Finance Corporation	Centerline Finance Corporation
CharterMac Mortgage Capital Corporation	Centerline Mortgage Capital Inc.
CharterMac Residual Holder LLC	Centerline Residual Holder LLC
Centerbrook Financial LLC	Centerline Financial LLC
Charter Mac Equity Issuer Trust	Centerline Equity Issuer Trust
ARCap Servicing, Inc.	Centerline Servicing Inc.
ARCap Finance Corporation	Centerline Finance Corporation